This document prepared by and
after recording return to:
Grubb & Ellis Healthcare REIT II, Inc.
1551 North Tustin Avenue Suite 300
Santa Ana, California 92705
Attn: Danny Prosky

GRANTEE’S AFFIDAVIT:
I certify under penalty of false swearing that the legally correct amount of documentary stamps has been placed on this instrument.
Exempt or no consideration paid if none shown

G&E HC REIT II Benton Home Health MOB, LLC
c/o Grubb & Ellis Healthcare REIT II, Inc.
1551 North Tustin Avenue Suite 300
Santa Ana, California 92705

Grantee or Agent’s Signature: /s/ Danny Prosky

SPECIAL WARRANTY DEED
(severed improvements only)

KNOW ALL BY THESE PRESENTS:

THAT HOME HEALTH MEDICAL COMPLEX, LLC, GRANTOR, a Delaware limited liability company, with an address of 839 N. Jefferson Street, Suite 600, Milwaukee, Wisconsin, 53202, by its Manager, for and in consideration of the sum of Ten Dollars ($10.00) and other valuable consideration, paid by G&E HC REIT II BENTON HOME HEALTH MOB, LLC, GRANTEE, a Delaware limited liability company, having an address of 1551 North Tustin Avenue, Suite 300, Santa Ana, California 92705 GRANTEE, the receipt and sufficiency of which are hereby acknowledged does hereby GRANT, BARGAIN, SELL, and CONVEY, unto GRANTEE and its successors and assigns, all right, title and interest of GRANTOR in the buildings, structures and other improvements and all fixtures, systems and facilities (collectively, the "Improvements”) located on the real property being in the City of Benton, Saline County, Arkansas which is legally described on Exhibit A attached hereto and made a part hereof (collectively the “Land”);.

TO HAVE AND TO HOLD the Improvements unto its successors and assigns forever, unto GRANTEE, and unto GRANTEE’s successors and assigns forever.

AND SAID GRANTOR does hereby bind itself and its successors to WARRANT AND DEFEND all and singular title to the Improvements unto GRANTEE against the lawful claims of any persons claiming by, through or under GRANTOR, but not otherwise, subject, however, to those matters of record as of the date hereof and those listed on Exhibit B attached hereto and made a part hereof.

It is hereby expressly understood and agreed, and by acceptance of this Special Warranty Deed, GRANTEE acknowledges, that this Special Warranty Deed does not convey title to the Land, but merely conveys title to the Improvements.

The Land and the Improvements are subject to that certain Ground Lease dated as of July 21, 2009, (the “Ground Lease”) by and between GRANTOR and Saline County Medical Center (“Ground Lessor”) memorialized of record by a Memorandum of Ground Lease dated July 21, 2009, and recorded in the Office of the Circuit Court of Saline County, Arkansas (the “Records”) on July 24, 2009 as Document No. 09-067250. GRANTOR has, as of the date hereof, assigned all of its right, title and interest, as tenant, in the Ground Lease to Grantee pursuant to that certain Assignment and Assumption of Ground lease by and between GRANTOR and GRANTEE of even date herewith which was recorded in the Records on      , 2011 in Book       , Page       . Upon the termination of the Ground Lease, by lapse of time or otherwise, all of the Improvements shall, subject to the terms of the Ground Lease, revert to and become the property of Ground Lessor.

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IN WITNESS WHEREOF, GRANTOR has caused this instrument to be executed and effective as of the 26th day of May, 2011.

HOME HEALTH MEDICAL COMPLEX, LLC, a Delaware limited liability company
By its Manager:
Landmark Healthcare Properties Fund, LLC, a Delaware series limited liability company, on behalf of its Home Health Series
By its sole Member:
Landmark Healthcare Companies LLC, a Delaware limited liability company
By: /s/ Nicholas F. Checota
Nicholas F. Checota President

ACKNOWLEDGMENT

State of Wisconsin

County of Milwaukee

On this 24th day of May, 2011, before me, Stephen Elliott, a Notary Public duly commissioned, qualified and acting, within and for said County and State, appeared in person the within named Nicholas F. Checota (being the person authorized by said limited liability company to execute such instrument, stating his respective capacity in that behalf), to me personally well known, who stated that he was the President of Landmark Healthcare Companies LLC, the Sole Member of Landmark Healthcare Properties Fund, LLC, on behalf of its Home Health series, the Manager of Home Health Medical Complex, LLC, a Delaware limited liability company, and was duly authorized in such capacity to execute the foregoing instruments for and in the name and behalf of said limited liability company, and further stated and acknowledged that he had so signed, executed and delivered said foregoing instrument for the consideration, uses and purposes therein mentioned and set forth.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal this 24th day of May, 2011.

/s/ Stephen Elliott

Stephen Elliott

Notary Public, State of Wisconsin
My Commission Is Permanent